Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2014
Prospectus

The following information replaces similar information for Communications Equipment Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

Ali Khan (lead portfolio manager) has managed the fund since January 2012.

Colin Anderson (co-manager) has managed the fund since October 2014.

The following information replaces similar information for Software and Computer Services Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 16.

Brian Lempel (lead portfolio manager) has managed the fund since February 2009.

Ali Khan (co-manager) has managed the fund since July 2014.

The following information replaces the biographical information for Brian Lempel and Ali Khan found in the "Fund Services" section under the heading "Fund Management" on page 30.

Brian Lempel is lead portfolio manager of Software and Computer Services Portfolio, which he has managed since February 2009. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lempel has worked as a research analyst and portfolio manager.

Ali Khan is lead portfolio manager of Communications Equipment Portfolio and co-manager of Software and Computer Services Portfolio, which he has managed since January 2012 and July 2014, respectively. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Khan has worked as an equity research associate and portfolio manager.

The following information supplements the biographical information found in the "Fund Services" section under the heading "Fund Management" on page 30.

Colin Anderson is co-manager of Communications Equipment Portfolio, which he has managed since October 2014. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Anderson has worked as a research associate, research analyst, and portfolio manager.

SELTEC-14-03  October 17, 2014
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